EXHIBIT 1



                           BERGEN BRUNSWIG CORPORATION

                                 Debt Securities

                   UNDERWRITING AGREEMENT - BASIC PROVISIONS
                   -----------------------------------------

                                                                    May 23, 1995

To:  The Underwriters named in
     the within-mentioned Terms
     Agreement

Dear Sirs:

     Bergen Brunswig Corporation, a New Jersey corporation (the "Company"), proposes to issue and sell up to $400,000,000 aggregate principal amount of its Debt Securities (the "Securities") in one or more offerings on terms determined at the time of sale. The Securities will be issued under indentures each dated as of December 1, 1992, as amended (the "Indentures"), between the Company and Chemical Trust Company of California, as Trustee. Each issue of Securities may vary as to aggregate principal amount, maturity date or dates, interest rate or rates and timing of payments thereof, subordination and redemption provisions and sinking fund requirements, if any, and any other variable terms which the applicable Indenture contemplates may be set forth in the Securities as issued from time to time.

     Whenever the Company determines to make an offering of Securities, it will enter into an agreement substantially in the form of Exhibit A hereto (the "Terms Agreement") providing for the sale of such Securities to, and the purchase and offering thereof by, the underwriter or underwriters named therein (the "Underwriters" or "you", which terms shall include the underwriter or underwriters named therein whether acting alone in the sale of Securities or as members of an underwriting syndicate). The Terms Agreement relating to each offering of Securities shall specify the principal amount of Securities to be issued and their terms not otherwise specified in the applicable Indenture, the name or names of the Underwriters participating in such offering (subject to substitution as provided in Section 10 hereof) and the principal amount of Securities which each severally agrees to purchase, the name or names of the


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Underwriters acting as manager or co-managers in connection with such offerings, if any (the "Representatives", which term shall include each Underwriter in the event that there shall be no manager or co-managers), the price at which the Securities are to be purchased by the Underwriters from the Company, the initial public offering price, any delayed delivery arrangements, the time and place of delivery and payment and whether such Securities are to be senior or subordinated securities. Each offering of Securities will be governed by this Agreement, as supplemented by the applicable Terms Agreement, and this Agreement and such Terms Agreement shall inure to the benefit of and be binding upon each Underwriter participating in the offering of such Securities.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-55136) relating to the Securities and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933 (the "1933 Act") and has filed such amendments thereto as may have been required to the date hereof. Such registration statement, as amended, has been declared effective by the Commission, and each Indenture has been qualified under the Trust Indenture Act of 1939 (the "1939 Act"). Such registration statement, as amended, and the prospectus relating to the sale of Securities by the Company constituting a part thereof, including all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the Securities Exchange Act of 1934 (the "1934 Act"), the 1933 Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus", respectively; provided, however, that a supplement of the Prospectus contemplated by Section 3(a) hereof (a "Prospectus Supplement") shall be deemed to have supplemented the Prospectus only with respect to the offering of Securities to which it relates.

     1. Representations and Warranties. The Company represents and warrants to you that as of the date hereof, as of the date of the applicable Terms Agreement and as of the Closing Time, as hereinafter defined, under such Terms Agreement (in each case, the "Representation Date") as follows:

          (a) The Registration Statement and the Prospectus, at the time the Registration Statement became effective and as of the applicable Representation Date, complied in all material respects with the 1933 Act. The Registration Statement, at the time it became effective and upon the


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     filing with the Commission of the Company's Current Report on Form 8-K
     dated April 24, 1995 (the "8-K Filing Date"), did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the time the Registration Statement became effective and as of the applicable Representation Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter, or on behalf of any Underwriter by the Representatives, expressly for use in the Registration Statement or Prospectus or to that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the 1939 Act (Form T-1) of the Trustee under the Indentures.

          (b) The consolidated financial statements included in the Registration Statement and Prospectus present fairly the consolidated financial position of the Company and its consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. The accountants who certified the financial statements and supporting schedules included in the Registration Statement and Prospectus are independent public accountants as required by the 1933 Act and the Regulations thereunder.

          (c) To the extent that they constitute a part of the Prospectus, the documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations thereunder (the "1934 Act Regulations"), and, when


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


     read together and with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto became or become effective and at each Representation Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, (A) there has been no material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business and (B) there have been no material transactions entered into by the Company or any of its subsidiaries other than those in the ordinary course of business.

          (e) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of New Jersey with power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character or location of its properties or the nature or the conduct of its business requires such qualification, except for any failures to be so qualified or to be in good standing which, taken as a whole, are not material to the Company and its subsidiaries considered as one enterprise.

          (f) Each subsidiary of the Company listed in Exhibit No. 21 to the Form 10-K annual report filed by the Company with the Commission under the 1934 Act for the most recent fiscal year ended which is a "significant subsidiary" as defined in Rule 405 of Regulation C of the rules and regulations promulgated under the 1933 Act (a "Significant Subsidiary", and the "Regulations", respectively) has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character or location of its properties or the nature or the conduct of its business requires such qualification, except for any failures to be so qualified or to be in good standing which, taken as a whole, are not material to the Company and its subsidiaries considered as one enterprise; all of the issued and outstanding shares of capital stock of each such Significant Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; and all of the shares of capital stock of each such subsidiary are owned by the Company, directly or through subsidiaries, free and clear of any mortgage, pledge, lien, encumbrance, claim or equity.

          (g) Neither the Company nor any of its Significant Subsidiaries is in violation of its or any of their charters or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which it or any of them is a party or by which it or any of them or their properties may be bound; and the execution of this Agreement, the execution and delivery of the Indentures and the applicable Terms Agreement (including this Agreement as incorporated by reference therein), the filing of the Registration Statement and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Significant Subsidiaries pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Significant Subsidiaries is a party, or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or, to the best of its knowledge, any law, administrative regulation or administrative or court decree; and no consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Company of the transactions contemplated by this


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


     Agreement, except such as may be required under the 1933 Act, the 1939 Act or the Regulations or state securities or Blue Sky laws.

          (h) The Company and its Significant Subsidiaries possess adequate certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except such certificates, authorities or permits which are not material to such conduct of their business, and neither the Company nor any of its Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise.

          (i) Except as set forth in the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened against or affecting, the Company or any of its subsidiaries, which may be reasonably expected to result in any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, or may be reasonably expected to materially and adversely affect the properties or assets thereof or may be reasonably expected to materially and adversely affect the consummation of this Agreement and the applicable Terms Agreement, and there are no contracts or documents of the Company or any of its subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the Regulations which have not been so filed.

          (j) The Securities have been duly authorized for issuance and sale pursuant to this Agreement and the applicable Terms Agreement (or will have been so authorized prior to each issuance of Securities) and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and the applicable Terms Agreement and of the applicable Indenture against payment of the consideration therefor in accordance with this Agreement and


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


     the applicable Terms Agreement, the Securities will be valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights or by general equity principles, and will be entitled to the benefits of the applicable Indenture, which will be substantially in the form heretofore delivered to you; and the Securities and the Indentures conform in all material respects to all statements relating thereto contained in the Prospectus.

          (k) The Company and its Significant Subsidiaries own or possess, or can acquire on reasonable terms, adequate trademarks, service marks and trade names necessary to conduct the business now operated by them, and neither the Company nor any of its Significant Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any trademarks, service marks or trade names which, singly, or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as one enterprise.

          (l) No labor disturbance by the employees of the Company or any Significant Subsidiary exists or, to the knowledge of the Company, is imminent which may be reasonably expected to have a material adverse effect upon the conduct of the business, or the earnings, operations or condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise.

     Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with an offering of Securities shall be deemed a representation and warranty by the Company, as to the matters covered thereby, to each Underwriter.

     2. Purchase and Sale. The several commitments of the Underwriters to purchase Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.


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


     Payment of the purchase price for, and delivery of, any Securities to be purchased by the Underwriters shall be made at the place set forth in the applicable Terms Agreement, or at such other place as shall be agreed upon by the Representatives and the Company, on the fifth business day (unless postponed in accordance with the provisions of Section 10) following the date of the applicable Terms Agreement or such other time as shall be agreed upon by the Representatives and the Company (each such time and date being referred to as a "Closing Time"). Payment shall be made to the Company by certified or official bank check or checks in New York Clearing House or similar next day funds payable to the order of the Company against delivery to the Representatives for the respective accounts of the Underwriters of the Securities to be purchased by them. Such Securities shall be in such denominations and registered in such names as the Representatives may request in writing at least two business days prior to the applicable Closing Time. Such Securities, which may be in temporary form, will be made available for examination and packaging by the Representatives on or before the first business day prior to Closing Time.

     If authorized by the applicable Terms Agreement, the Underwriters named therein may solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Exhibit B hereto, with such changes therein as the Company may approve. As compensation for arranging Delayed Delivery Contracts, the Company will pay to the Representatives at Closing Time, for the accounts of the Underwriters, a fee equal to that percentage of the principal amount of Securities for which Delayed Delivery Contracts are made at Closing Time as is specified in the applicable Terms Agreement. Any Delayed Delivery Contracts are to be with institutional investors of the types which will be set forth in the applicable Prospectus Supplement. At Closing Time the Company will enter into Delayed Delivery Contracts (for not less than the minimum principal amount of Securities per Delayed Delivery Contract specified in the applicable Terms Agreement) with all purchasers proposed by the Underwriters and previously approved by the Company as provided below, but not for an aggregate principal amount of Securities in excess of that specified in the applicable Terms Agreement. The Underwriters will not have any responsibility for the validity or performance of Delayed Delivery Contracts.

     The Representatives are to submit to the Company, at least three business days prior to Closing Time, the names of any institutional investors with which it is proposed that the Company will enter into Delayed Delivery Contracts and the principal amount of Securities to be purchased by each of them, and the Company will advise the Representatives, at least two business days prior to Closing Time, of the names of the institutions with which the making of Delayed Delivery Contracts is approved by the Company and the principal amount of Securities to be covered by each such Delayed Contracts.

     The principal amount of Securities agreed to be purchased by the respective Underwriters pursuant to the applicable Terms Agreement shall be reduced by the principal amount of Securities covered by Delayed Delivery Contracts, as to each Underwriter as set forth in a written notice delivered by the Representatives to the Company; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the total amount of Securities covered by the applicable Terms Agreement, less the principal amount of Securities covered by Delayed Delivery Contracts.

     3. Covenants of the Company. The Company covenants with each Underwriter as follows:

          (a) Immediately following the execution of each Terms Agreement, the Company will prepare a Prospectus Supplement setting forth the principal amount of Securities covered thereby and their terms not otherwise specified in the Indenture, the names of the Underwriters and the principal amount of Securities which each severally has agreed to purchase, the names of the Representatives, the price at which the Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the selling concession and reallowance, if any, any delayed delivery arrangements, and such other information as the Representatives and the Company deem appropriate in connection with the offering of the Securities. The Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 of the Regulations and will furnish to the Underwriters named therein as many copies of the Prospectus and such Prospectus Supplement as the Representatives shall reasonably request.

          (b) If at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities any event shall occur or condition exist as a result of which it is necessary, in the


                                      12
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     reasonable opinion of counsel for the Underwriters or counsel for the
     Company, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in the light of circumstances existing at the time it is delivered to a purchaser or if it shall be necessary, in the reasonable opinion of either such counsel, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the Regulations, the Company will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1934 Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement comply with such requirements.

          (c) With respect to each sale of Securities, the Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, earnings statements (in form complying with the provisions of Rule 158 under the 1933 Act) covering twelve-month periods beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158) of the Registration Statement relating to such Securities.

          (d) From the date of a Terms Agreement, and for so long as a Prospectus is required to be delivered in connection with the sale of Securities covered by such Terms Agreement, the Company will give the Representatives notice of its intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1934 Act, the 1933 Act or otherwise, and will furnish them with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of filing.

          (e) From the date of a Terms Agreement, and for so long as a Prospectus is required to be delivered in connection with the sale of Securities covered by such Terms Agreement, the Company will notify the Representatives immediately, and confirm the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of any supplement to


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     the Prospectus or any document to be filed pursuant to the 1934 Act which will be incorporated by reference into the Registration Statement or Prospectus, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or any Prospectus Supplement, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (f) The Company will deliver to the Representatives as many signed and conformed copies of the registration statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as the Representatives may reasonably request, and will also deliver to the Representatives a conformed copy of the Registration Statement and each amendment thereto for each of the Underwriters.

          (g) The Company will endeavor, in cooperation with you, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Securities covered by a Terms Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified. The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities have been qualified as provided above.

          (h) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to Section 13 or 14 of the 1934 Act.



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

          (i) Between the date of any Terms Agreement and termination of any trading restrictions or Closing Time, whichever is later, with respect to the Securities covered thereby, the Company will not, without the prior consent of the Representatives, offer or sell, or enter into any agreement to sell, any debt securities of the Company with a maturity of more than one year, including additional Securities.

     4. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase Securities pursuant to any Terms Agreement are subject to the accuracy of the representations and warranties on the part of the Company herein contained, to the accuracy of the statements of the Company's officers made in any certificate furnished pursuant to the provisions hereof, to the performance by the Company of all of its covenants and other obligations hereunder and to the following further conditions:

          (a) At the applicable Closing Time (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, (ii) the rating assigned by any nationally recognized securities rating agency to any debt securities or preferred shares of the Company as of the date of the applicable Terms Agreement shall not have been lowered since the execution of such Terms Agreement and no such agency shall have publicly announced that it has placed any of such debt securities or preferred shares under surveillance or review, with possible negative implications, and (iii) there shall not have come to the attention of the Representatives any facts that would cause them reasonably to believe that the Prospectus, together with the applicable Prospectus Supplement, at the time it was required to be delivered to a purchaser of the Securities, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

          (b)  At the applicable Closing Time you shall have received:

               (1) The favorable opinion, dated as of the applicable Closing Time, of Lowenstein, Sandler, Kohl, Fisher & Boylan, P.C., in form and substance satisfactory to the Representatives, to the effect that:

                    (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New Jersey.

                    (ii) The Company has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement.

                   (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character or location of its properties or the nature or conduct of its business requires such qualification (except where the failure to so qualify would not have a material adverse effect on the business, financial condition, earnings or properties of the Company and its subsidiaries considered as one enterprise).

                   (iv) Each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character or location of its properties or the nature or conduct of its business requires such qualification (except where the failure to so qualify would not have a material adverse effect on the business, financial condition, earnings or properties of the Company and its subsidiaries considered as one enterprise); all of the issued and outstanding shares of capital stock of each such Significant Subsidiary have been duly authorized and validly issued and are fully paid and non-assessable; and to the best of their knowledge all of such shares of capital stock of each such subsidiary are owned by the Company directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                   (v) This Agreement, the applicable Terms Agreement, and the Delayed Delivery Contracts, if any, have been duly authorized, executed and delivered by the Company.

                   (vi) The applicable Indenture has been duly and validly
               authorized, executed and delivered by the Company and (assuming the applicable Indenture has been duly authorized, executed and delivered by the Trustee) constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights or by general equity principles.

                   (vii) The Securities covered by the applicable Terms
               Agreement are in the form contemplated by the applicable Indenture, have been duly and validly authorized by all necessary corporate action and, when executed and authenticated as specified in the applicable Indenture and delivered against payment pursuant to this Agreement, as supplemented by the applicable Terms Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting enforcement of creditors' rights or by general equity principles, and will be entitled to the benefits of the applicable Indenture.

                  (viii) The applicable Indenture and the Securities covered by the applicable Terms Agreement conform in all material respects to the descriptions thereof in the Prospectus and the applicable Prospectus Supplement.

                   (ix)  Each Indenture is qualified under the 1939 Act.

                    (x) The Registration Statement is effective under the 1933 Act and, to the best of their knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                   (xi) The Registration Statement (other than the financial statements and schedules and other financial data included therein, as to which no opinion need be rendered) complies as to form in all material respects with the requirements of the 1933 Act, the 1939 Act, and the Regulations, and nothing has come to the attention of such counsel that would lead them to believe that at the 8-K Filing Date the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented at the date of the applicable Terms Agreement or at Closing Time, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                   (xii) To the extent that such document continues to
               constitute part of the Prospectus, each document filed pursuant to the 1934 Act (other than the financial statements and schedules and other financial data included therein, as to which no opinion need be rendered) and incorporated by reference in the Prospectus, complied when so filed as to form in all material respects with the 1934 Act and the rules and regulations thereunder.

                  (xiii) No consent, approval, authorization or order of any court or governmental authority or agency is required in connection with the sale of the Securities to the Underwriters, except such as may be required under the 1933 Act, the 1939 Act and state securities laws; and to the best of their knowledge and information, the execution of this Agreement and the execution and delivery of the applicable Terms Agreement (including this Agreement as incorporated by reference therein) and the applicable Indenture and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to, any material contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any Significant Subsidiary is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any Significant Subsidiary is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company, or any law, administrative regulation or administrative or court decree.

               (2) In giving their opinion, Lowenstein, Sandler, Kohl, Fisher & Boylan, P.C., may rely (a) as to matters of New York law, on the opinion of Wilkie, Farr & Gallagher in which case their opinion shall state that they are doing so and that they believe that they are justified in relying on such opinion and a copy of such opinion shall be attached to their opinion; (b) as to matters of Alabama law, on the opinion of Rushton, Stakely, Johnston & Garrett in which case their opinion shall state that they are doing so and that they believe that they are justified in relying on such opinion and a copy of such opinion shall be attached to their opinion; and (c) as to factual matters, on certificates of officers of the Company and of state officials, in which case their opinion shall state that they are doing so and copies of such certificates shall be attached to their opinion unless such certificates or the information therein has been furnished to you in other form.

               (3) The favorable opinion or opinions, dated as of the applicable Closing Time, of Mayer, Brown & Platt, counsel for the Underwriters, with respect to the matters set forth in (i) and (v) to

          (xi), inclusive, of subsection (b)(1) of this Section. In giving their opinion, Mayer, Brown & Platt may rely, as to matters of New Jersey law, upon the opinion of Lowenstein, Sandler, Kohl, Fisher & Boylan, P.C.

          (c) At the applicable Closing Time there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and you shall have received a certificate of the Chairman of the Board, President or a Senior Vice President of the Company and of the Chief Financial Officer and Chief Accounting Officer or Treasurer of the Company, dated as of such Closing Time, to the effect that there has been no such material adverse change and to the effect that the representations and warranties of the Company contained in Section 1 are true and correct as of the Closing Time.

          (d) You shall have received from Deloitte & Touche letters, dated as of the applicable Terms Agreement and as of the Closing Time, in form and substance satisfactory to the Representatives, to the effect that:

               (i) They are independent public accountants with respect to the Company and its subsidiaries within the meaning of the 1933 Act and the Regulations.

              (ii) In their opinion, the consolidated financial statements and supporting schedules of the Company and its subsidiaries examined by them and included or incorporated by reference in the Registration Statement, to the extent that they continue to constitute part of the Registration Statement, comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the Regulations with respect to registration statements on Form S-3 and the 1934 Act and the 1934 Act Regulations.

             (iii) They have performed specified procedures, not constituting an audit, including a reading of the latest available interim financial statements of the Company and its subsidiaries, a reading of the minute books of the Company and such subsidiaries since the end of the most recent fiscal year with respect to which an audit report has been issued, inquiries of and discussions with certain officials of the Company and such subsidiaries responsible for financial and accounting matters with respect to the unaudited consolidated financial statements included in the Registration Statement and Prospectus and the latest available interim unaudited financial statements of the Company and its subsidiaries, and such other inquiries and procedures as may be specified in such letter, and on the basis of such inquiries and proceedings nothing came to their attention that caused them to believe that: (A) any unaudited consolidated financial statements of the Company and its subsidiaries included in the Registration Statement and Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations or were not fairly presented in conformity with generally accepted accounting principles in the United States applied on a basis substantially consistent with that of the audited financial statements included therein, or (B) at a specified date not more than five days prior to the date of such letter there was any change in the consolidated capital stock or any increase in consolidated long-term debt of the Company and its subsidiaries or any decrease in the consolidated net assets of the Company and its subsidiaries, in each case as compared with the amounts shown on the most recent consolidated balance sheet of the Company and its subsidiaries included in the Registration Statement and Prospectus or, during the period from the date of such balance sheet, to a specified date not more than five days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated revenues or net income of the Company and its subsidiaries, except in each such case as set forth in or contemplated by the Registration Statement and Prospectus or except for such exceptions enumerated in such letter as shall have been agreed to by you and the Company.

               (iv) In addition to the examination referred to in their report included or incorporated by reference in the Registration Statement and the Prospectus, and the limited procedures referred to in clause
          (iii) above), they have carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and Prospectus and which are specified by you, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

          (e) At the applicable Closing Time, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Underwriters.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, the applicable Terms Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to the applicable Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 5.

     5. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement and each Terms Agreement, including (i) the printing and filing of the registration statement (as originally filed) and all amendments thereto, (ii) the preparation, issuance and delivery of the Securities to the Underwriters, (iii) the fees and disbursements of the Company's counsel and accountants, (iv), the qualification of the Securities under securities laws in accordance with the provisions of
Section 3(g), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey and Legal Investment Survey, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the registration statement (as originally filed) and any amendments thereto, and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of the Indentures and any Blue Sky Survey and Legal Investment Survey, (vii) the fees of rating agencies,
(viii) the fees and expenses, if any, incurred in connection with the listing of the Securities on any securities exchange, and (ix) the fees, if any, of the National Association of Securities Dealers, Inc.

     If a Terms Agreement is terminated by the Representatives in accordance with the provisions of Section 4 or Section 9(i), the Company shall reimburse the Underwriters named in such Terms Agreement for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters incurred in connection with such Terms Agreement.

     6.   Indemnification.

          (a) The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

              (1) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the preliminary Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such untrue statement or omission or such alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or any preliminary Prospectus or the Prospectus (or any amendment or supplement thereto);

              (2) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

              (3) against any and all expense whatsoever, as incurred, (including the fees and disbursements of counsel chosen by you) reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (1) or (2) above.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use in the Registration Statement (or any amendment thereto) or such preliminary Prospectus or the Prospectus (or any amendment or supplement thereto).

          (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

     7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and one or more of the Underwriters in such proportions as will reflect the relative benefits from the offering of such Securities received by the Company on the one hand and by the Underwriters on the other hand, provided that if the Securities are offered by Underwriters at an initial public offering price set forth in a Prospectus Supplement, the relative benefits shall be deemed to be such that the Underwriters shall be responsible for that portion of the aggregate losses, liabilities, claims, damages and expenses represented by the percentage that the underwriting discount appearing in such Prospectus Supplement bears to the initial public offering price appearing therein and the Company shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company.

     8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect regardless of any termination of the applicable Terms Agreement (including this Agreement as incorporated by reference therein), or any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company, and shall survive delivery of any Securities to the Underwriters.

     9. Termination. The Representatives may terminate the applicable Terms Agreement (including this Agreement, as incorporated by reference therein), immediately upon notice to the Company, at any time at or prior to the applicable Closing Time (i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or any outbreak or escalation of hostilities or other national or international calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal or New York authorities. In the event of any such termination, (x) the covenants set forth in Section 3 with respect to any offering of Securities purchased from the Company pursuant to the applicable Terms Agreement and (y) the covenant set forth in Section 3(c), the provisions of Section 5, the indemnity agreement set forth in Section 6, the contribution provisions set forth in Section 7, and the provisions of Sections 8 and 13 shall remain in effect.

     10. Default. If one or more of the Underwriters shall fail at the applicable Closing Time to purchase the Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), then the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, during such 24 hours you shall not have completed such arrangements for the purchase of all of the Defaulted Securities, then:

          (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased pursuant to such Terms Agreement, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations under the applicable Terms Agreement (including this Agreement as incorporated by reference therein) bear to the underwriting obligations of all such non-defaulting Underwriters, or

          (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased pursuant to such Terms Agreement, such Terms Agreement (including this Agreement as incorporated by reference therein) shall terminate, without any liability on the part of any non-defaulting Underwriter or the Company.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under the applicable Terms Agreement or this Agreement.

     In the event of a default by any Underwriter or Underwriters as set forth in this Section, either the Representatives or the Company shall have the right to postpone the applicable Closing Time for a period not exceeding seven days in order that any required changes in the Registration Statement, Prospectus or applicable Prospectus Supplement, or in any other documents or arrangements, may be effected.

     11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to you as provided in the applicable Terms Agreement. Notices to the Company shall be directed to it at 4000 Metropolitan Drive, Orange, California 92668-3510, attention of Milan A. Sawdei, Executive Vice President, Chief Legal Officer and Secretary.

     12. Parties. The applicable Terms Agreement and this Agreement shall inure to the benefit of and be binding upon the Underwriters and the Company, and their respective successors. Nothing expressed or mentioned in the applicable Terms Agreement or this Agreement is intended or shall be construed to give any person, firm or corporation, other than the parties hereto or thereto and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of the applicable Terms Agreement or this Agreement or any provision therein and herein contained. The applicable Terms Agreement and this Agreement and all conditions and provisions thereof and hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.

No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     13. Governing Law. This Agreement and each Terms Agreement shall be governed by the laws of the State of New York.


                              Very truly yours,


                              BERGEN BRUNSWIG CORPORATION



                              By:___________________________________
                              Title:________________________________

                                                                       EXHIBIT A


                         BERGEN BRUNSWIG CORPORATION

                               Debt Securities

                               TERMS AGREEMENT
                               ---------------


To:  Bergen Brunswig Corporation
     4000 Metropolitan Drive
     Orange, California 92668-3510

Dear Sirs:

     We understand that Bergen Brunswig Corporation, a New Jersey corporation (the "Company"), proposes to issue and sell $___________ aggregate principal amount of its Debt Securities. Subject to the terms and conditions set forth herein or incorporated by reference herein, the underwriter named below (the "Underwriter") hereby offers to purchase such Securities.

     The Securities to be purchased by the Underwriter, which are to be issued under a Senior Indenture dated as of December 1, 1992 between the Company and Chemical Trust Company of California as Trustee shall have the following terms:

     Title:


     Date of Maturity:


     Interest Rate:


     Interest Payment Dates:


     Date From Which Interest Accrues:


     Public Offering Price:


     Purchase Price:


     Redemption Provisions:

                                                                       EXHIBIT A

     Sinking Fund Provisions:


     Delayed Delivery Contracts:

     Closing Date and Location:

     Manager or Co-Managers:

     Current Ratings:


     All of the provisions contained in the document entitled "Bergen Brunswig Corporation Debt Securities, Underwriting Agreement - Basic Provisions," dated as of January 14, 1993, a copy of which is attached hereto as Annex A, are herein incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined. Each Underwriter severally agrees, subject to the terms and provisions of this Terms Agreement, including the terms and provisions incorporated by reference herein, to purchase from the Company the principal amount of Securities set forth opposite its name.

                                                       PRINCIPAL
                                                       AMOUNT OF
               NAME                                    SECURITIES
               ----                                    ----------



     Any notice by the Company to the Underwriter(s) pursuant to this Terms Agreement shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication addressed to: ;
Attention: __________________.

     Please accept this offer by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

[Representative(s)]


By:

Accepted:

                                                                       EXHIBIT A


Bergen Brunswig Corporation

By:

                                                                       EXHIBIT B



                           BERGEN BRUNSWIG CORPORATION

                                 Debt Securities


                            DELAYED DELIVERY CONTRACT
                            -------------------------

     Dated:  ___________, 199__

Bergen Brunswig Corporation
c/o ___________________




Attention:

Dear Sirs:

     The undersigned hereby agrees to purchase from Bergen Brunswig Corporation (the "Company"), and the Company agrees to sell to the undersigned on , 1993,
(the "Delivery Date"), $             principal amount of the Company's due , 19
(the "Securities"), offered by the Company's Prospectus dated December 10, 1993, as supplemented by its Prospectus Supplement dated ______________, receipt of
which is hereby acknowledged, at a purchase price of    % of the principal
amount thereof, plus accrued interest from             , 1993, to the Delivery
Date, and on the further terms and conditions set forth in this contract.

     Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds, at the office of [name and address of Representatives], on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

     The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date shall be subject only to the conditions that (1) the purchase of Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the

                                                                       EXHIBIT B


undersigned is subject and (2) the Company, on or before             , 199__,
shall have sold to the Underwriters of the Securities (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Terms Agreement dated _________, 199__ between the Company and the Underwriters. The obligation of the undersigned to take delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Securities pursuant to other contracts similar to this contract. The undersigned represents and warrants to you that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment.

     Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

     By the execution hereof, the undersigned represents and warrants to the Company that all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Company and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

     This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

     It is understood that the Company will not accept Delayed Delivery Contracts for an aggregate principal amount of Securities in excess of $ and that the acceptance of any Delayed Delivery Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such copy is so mailed or delivered.

                                                                       EXHIBIT B


This Agreement shall be governed by the laws of the State of New York.



Yours very truly,


----------------------------------
      (Name of Purchaser)


By________________________________
            (Title)




----------------------------------

----------------------------------
           (Address)

Accepted as of the date
first above written.

Bergen Brunswig Corporation


By________________________________


                  PURCHASER -- PLEASE COMPLETE AT TIME OF SIGNING

     The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows:
(Please print.)

          Name                Telephone No. (Including Area Code)
          ----                -------------